Statements of Comprehensive Income (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Tax Effect
Change in pension plan assets and benefit obligations, tax expense	$ (3,328)	$ (2,707)	$ (1,307)
Unrealized net holding gain (loss) on cash flow hedge, tax Expense	296	276	(53)
Unrealized net holding gain (loss) on securities available-for-sale, tax expense	$ (1,645)	$ (1,318)	$ (8,078)